Exhibit 10.4

THIS WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT.

DATATEC SYSTEMS, INC.

COMMON STOCK PURCHASE WARRANT

July 28, 2003

THIS CERTIFICATE certifies that Joseph Stevens & Company, Inc., having an address at 59 Maiden Lane, 32nd Floor, New York, New York 10038, or permitted assignees is the registered holder (the "Holder") of this Common Stock Purchase Warrant (the "Warrant") to purchase shares of the common stock, $.001 par value per share (the "Common Stock") of Datatec Systems, Inc., a corporation duly organized and validly existing under the laws of the State of Delaware (the "Company"). This Warrant has been issued to the Holder as part of the consideration paid for services provided in connection with a private placement of securities offered pursuant to the Company's Confidential Private Placement Memorandum dated as of June 6, 2003, as amended or supplemented (together with all documents and filings attached thereto, the "PPM").

FOR VALUE RECEIVED, the Company hereby certifies that the Holder is entitled to purchase from the Company 554,492 duly authorized, validly issued, fully paid and nonassessable shares of Common Stock at a purchase price per share equal to $1.3637 (the "Warrant Price"), and subject to the terms, conditions and adjustments set forth below in this Warrant and in the PPM. The person or entity in whose name this Warrant (or one or more predecessor Warrants) is registered on the records of the Company regarding registration and transfers of this Warrant (the "Warrant Register") is the owner and holder thereof for all purposes, except as described in Section 8 hereof.

1. Vesting of Warrant. This Warrant shall vest and become exercisable immediately following the Closing (as defined in the PPM).

2. Expiration of Warrant. This Warrant shall expire at 5:00 p.m., New York local time, on July 28, 2008, which is the fifth anniversary date of the Closing (the "Expiration Date").

3. Exercise of Warrant. This Warrant shall be exercisable pursuant to the terms of Section 1 and this Section 3 hereof.

3.1 Manner of Exercise. This Warrant may only be exercised by the Holder hereof, in accordance with the terms and conditions hereof, in whole or in part with respect to any portion of this Warrant, into shares of Common Stock, during normal business hours on any day other than a Saturday or a Sunday or a day on which commercial banking institutions in New York, New York are authorized by law to be closed (a "Business Day") on or prior to the Expiration Date with respect to such portion of this Warrant, by surrender of this Warrant to the Company at its office maintained pursuant to Section 8.2(a) hereof, accompanied by an exercise notice in substantially the form attached to this Warrant as Exhibit A (or a reasonable facsimile thereof) duly executed by the Holder, together with the payment of the Warrant Price.

3.2 Cashless Exercise. Notwithstanding any provisions herein to the contrary, in lieu of exercising this Warrant in the manner set forth in Section 3.1 hereof, the Holder may elect to exercise this Warrant or a portion hereof and to pay for the shares of Common Stock issuable upon such exercise by way of cashless exercise by surrendering this Warrant at the principal executive office of the Company, together with the Notice of Exercise attached hereto duly executed, in which event the Company shall issue to the Holder that number of shares of Common Stock of the Company computed using the following formula:

X = Y (A - B)

A

Where X = the number of shares of Common Stock to be issued to the Holder.

Y = the number of shares of Common Stock purchasable under this Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being cancelled (at the date of such calculation).

A = the closing price of one share of Common Stock (at the date of such calculation).

B = the Exercise Price (as adjusted to the date of such calculation).

If the above calculation results in a negative number, then no shares of Common Stock of the Company shall be issued or issuable upon conversion of this Warrant.

3.3 When Exercise Effective. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the Business Day on which this Warrant shall have been surrendered to the Company as provided in Section 3.1 hereof, and, at such time, the corporation, association, partnership, organization, business, individual, government or political subdivision thereof or a governmental agency (a "Person" or the "Persons") in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon exercise as provided in Section 3.4 hereof shall be deemed to have become the holder or holders of record thereof.

3.4 Delivery of Stock Certificates. As soon as practicable after each exercise of this Warrant, in whole or in part, and in any event within fifteen (15) Business Days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder hereof or, subject to Section 7 hereof, as the Holder (upon payment by the Holder of any applicable transfer taxes) may direct:

(a) a certificate or certificates (with appropriate restrictive legends, as applicable) for the number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock to which the Holder shall be entitled upon exercise plus, in lieu of any fractional share to which the Holder would otherwise be entitled, all issuances of Common Stock shall be rounded up to the nearest whole share.

(b) in case exercise is in part only, a new Warrant of like tenor, dated the date hereof and calling in the aggregate on the face thereof for the number of shares of Common Stock equal to the number of shares called for on the face of this Warrant minus the number of shares designated by the Holder upon exercise as provided in Section 3.1 hereof (without giving effect to any adjustment thereof).

3.5 Company to Reaffirm Obligations. The Company will, at the time of each exercise of this Warrant, upon the written request of the Holder hereof, acknowledge in writing its continuing obligation to afford to the Holder all rights (including without limitation any rights to registration of the shares of Common Stock issued upon exercise) to which the Holder shall continue to be entitled after exercise in accordance with the terms of this Warrant; provided, however, that if the Holder shall fail to make a request, the failure shall not affect the continuing obligation of the Company to afford the rights to such Holder.

4. Adjustment of Common Stock Issuable Upon Exercise. The Warrant Price shall be subject to be adjusted and re-adjusted from time to time as provided in this Section 4 and, as so adjusted or re-adjusted, shall remain in effect until a further adjustment or re-adjustment thereof is required by this Section 4:

4.1 Dividends, Reclassifications, Recapitalizations, Reorganizations, etc. In the event that the Company shall, at any time prior to the exercise of this Warrant and prior to the full exercise hereof: (i) declare or pay to the holders of the Common Stock a dividend payable in any kind of shares of stock of the Company; or (ii) adopt a plan of reorganization or recapitalization or change, divide or otherwise reclassify its Common Stock into the same or a different number of shares with or without par value, or in shares of any class or classes; or (iii) sell, lease, transfer, convey or otherwise dispose of all or substantially all of its assets; or (iv) merge or consolidate with or into one or more corporations or other entities; or (v) make any distribution of its assets to holders of its Common Stock as a liquidation or partial liquidation dividend or by way of return of capital; then, upon the subsequent exercise of this Warrant, the Holder shall receive, in addition to or in substitution for the shares of Common Stock to which it would otherwise be entitled upon such exercise, the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification, consolidation, merger or sale by a holder of the number of shares of Common Stock the Holder would have received had all Warrant Shares issuable upon exercise of this Warrant been issued immediately prior to the happening of any of the foregoing events, at a price equal to the Warrant Price then in effect (the kind, amount and price of such stock and other securities to be subject to adjustment as herein provided).

4.2 Mergers, etc. The Company covenants and agrees that it will not merge or consolidate with or into or sell, lease, transfer, convey or otherwise dispose of all or substantially all of its assets to any other corporation or entity unless at the time of or prior to such transaction such other corporation or other entity shall expressly assume all of the liabilities and obligations of the Company under this Warrant and (without limiting the generality of the foregoing) shall expressly agree that the Holder of this Warrant shall thereafter have the right to receive upon the exercise of this Warrant the number and kind of shares of stock and other securities and property receivable upon such transaction by a Holder of the number and kind of shares which would have been receivable upon the exercise of this Warrant immediately prior to such transaction.

4.3 Notice of Certain Transactions. If, at any time while this Warrant is outstanding, the Company shall pay any dividend payable in cash or in Common Stock, shall offer to the holders of its Common Stock rights for subscription or purchase by them of any shares of stock of any class or any other rights, shall enter into an agreement to merge or consolidate with another corporation, or shall propose to liquidate or dissolve, then the Company shall cause notice thereof to be mailed to the registered Holder of this Warrant at its address appearing in the Warrant Register, at least 30 days prior to (i) the record date as of which holders of Common Stock shall participate in such dividend, distribution, subscription or other rights, or liquidation or dissolution or (ii) the effective date of any such event or transaction and shall permit the Holder to exercise this Warrant or any unexercised portion thereof at any time within twenty (20) days following receipt of such notice, provided, however, that the Company will not provide notice of any such event prior to public announcement if such event is deemed by the Company to be material, and in any such case, the Company shall not be in violation of this provision.

4.4 Carry Forwards. Anything in this Section 4 to the contrary notwithstanding, no adjustment in the Warrant Price shall be required unless such adjustment would require an increase or decrease of at least 2% in such Warrant Price; provided, however, that any adjustments which by reason of this Section 4.4 are not required to be made shall be carried forward and taken into account in making subsequent adjustments. All calculations under this Section 4 shall be made to the nearest cent or to the nearest tenth of a share, as the case may be.

4.5 Notice of Adjustments. Upon any adjustment of the Warrant Price, then and in each such case the Company shall promptly deliver a notice to the registered Holder of this Warrant, which notice shall state the Warrant Price resulting from such adjustment and the increase or decrease, if any, in the number of Shares purchasable at such price upon the exercise hereof, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

5. Reservation of Shares. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, free from all taxes, liens and charges with respect to the issue thereof and not be subject to preemptive rights or other similar rights of stockholders of the Company, solely for the purpose of issuing the shares of Common Stock underlying this Warrant, such number of its shares of Common Stock as shall from time to time be sufficient to effect the issuance or exercise thereof, and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to issue the Common Stock and effect the exercise of this Warrant, in addition to such other remedies as shall be available to Holder, the Company shall take such corporate action as may, in the opinion of its counsel, be necessary to increase the number of authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including without limitation, using its best efforts to obtain the requisite stockholder approval necessary to increase the number of authorized shares of the Company's Common Stock. All shares of Common Stock issuable upon exercise of this Warrant shall be duly authorized and, when issued upon exercise, shall be validly issued and, in the case of shares, fully paid and nonassessable.

6. Listing. Upon the Closing, the Company shall promptly secure the listing of the Common Stock underlying this Warrant upon each national securities exchange or automated quotation system upon which shares of Common Stock are then listed (subject to official notice of issuance) and shall maintain such listing of shares of Common Stock issued under the terms of this Warrant and the PPM. The Company shall at all times comply in all respects with the Company's reporting, filing and other obligations under the by-laws or rules of the National Association of Securities Dealers, Inc. and the NASDAQ SmallCap Market (or such other national securities exchange or market on which the Common Stock may then be listed, as applicable).

7. Restrictions on Transfer.

7.1 Restrictive Legends. This Warrant and each Warrant issued upon transfer or in substitution for this Warrant pursuant to Section 8, each certificate for Common Stock issued upon the exercise of any Warrant and each certificate issued upon the transfer of any such Common Stock shall be transferable only upon satisfaction of the conditions specified in this Section 7 and Section 8.4. Each of the foregoing securities shall be stamped or otherwise imprinted with a legend reflecting the restrictions on transfer set forth in Section 7 and Section 8.4 hereof and any restrictions required under the Securities Act of 1933, as amended (the "Act").

7.2 Notice of Proposed Transfer; Opinion of Counsel. Prior to any transfer of any securities which are not registered under an effective registration statement under the Act ("Restricted Securities"), the Holder will give written notice to the Company of the Holder's intention to affect a transfer and to comply in all other respects with this Section 7.2. Each notice (i) shall describe the manner and circumstances of the proposed transfer, and (ii) shall designate counsel for the Holder giving the notice (who may be in-house counsel for the Holder). The Holder giving notice will submit a copy thereof to the counsel designated in the notice. The following provisions shall then apply:

(a) If in the opinion of counsel for the Holder reasonably satisfactory to the Company the proposed transfer may be effected without registration of Restricted Securities under the Act (which opinion shall state the basis of the legal conclusions reached therein), the Holder shall thereupon be entitled to transfer the Restricted Securities in accordance with the terms of the notice delivered by the Holder to the Company. Each certificate representing the Restricted Securities issued upon or in connection with any transfer shall bear the restrictive legends required by Section 7.1 hereof.

(b) If the opinion called for in (a) above is not delivered, the Holder shall not be entitled to transfer the Restricted Securities until either (x) receipt by the Company of a further notice from such Holder pursuant to the foregoing provisions of this Section 7.2 and fulfillment of the provisions of clause (a) above, or (y) such Restricted Securities have been effectively registered under the Act.

Notwithstanding any other provision of this Section 7, no opinion of counsel shall be necessary for a transfer of Restricted Securities by the holder thereof to any Person holding more than 50% of the equity of an entity or any majority-owned subsidiary of such entity of a Holder, if the transferee agrees in writing to be subject to the terms hereof to the same extent as if the transferee were the original purchaser hereof and such transfer is permitted under applicable securities laws.

7.3 Termination of Restrictions. The restrictions imposed by this Section 7 upon the transferability of Restricted Securities shall cease and terminate as to any particular Restricted Securities: (a) which Restricted Securities shall have been effectively registered under the Act, or (b) when, in the opinions of both counsel for the holder thereof and counsel for the Company, such restrictions are no longer required in order to insure compliance with the Act or Section 8 hereof. Whenever such restrictions shall cease and terminate as to any Restricted Securities, the Holder thereof shall be entitled to receive from the Company, without expense (other than applicable transfer taxes, if any), new securities of like tenor not bearing the applicable legends required by Section 7.1 hereof.

8. Ownership, Transfer and Substitution of Warrant.

8.1 Ownership of Warrant. The Company may treat the person in whose name this Warrant is registered to in the Warrant Register maintained pursuant to Section 8.2(b) hereof as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, except that, if and when any Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer thereof as the owner of such Warrant for all purposes, notwithstanding any notice to the contrary. Subject to Section 7 hereof, this Warrant, if properly assigned, may be exercised by a new holder without a new Warrant first having been issued.

8.2 Office; Transfer and Exchange of Warrant.

(a) The Company will maintain an office (which may be an agency maintained at a bank) in Fairfield, New Jersey where notices, presentations and demands in respect of this Warrant may be made upon it. The office shall be maintained at 23 Madison Road, Fairfield, New Jersey 07004 until the Company notifies the holder of this Warrant of any change of location of the office.

(b) The Company shall cause to be kept at its office maintained pursuant to Section 8.2(a) hereof a Warrant Register for the registration and transfer of this Warrant. The names and addresses of holders of this Warrant, the transfers thereof and the names and addresses of transferees of this Warrant shall be registered in such Warrant Register. The Person in whose name any Warrant shall be so registered shall be deemed and treated as the owner and holder thereof for all purposes of this Warrant, and the Company shall not be affected by any notice or knowledge to the contrary.

(c) Upon the surrender of this Warrant, properly endorsed, for registration of transfer or for exchange at the office of the Company maintained pursuant to Section 8.2(a) hereof, the Company at its expense will (subject to compliance with Section 7 hereof, if applicable) execute and deliver to or upon the order of the Holder thereof a new Warrant of like tenor, in the name of such holder or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, calling in the aggregate on the face thereof for the number of shares of Common Stock called for on the face of this Warrant so surrendered.

8.3 Replacement of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, upon delivery of indemnity reasonably satisfactory to the Company in form and amount or, in the case of any mutilation, upon surrender of this Warrant for cancellation at the office of the Company maintained pursuant to Section 8.2(a) hereof, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor and dated the date hereof.

8.4 Restrictions on Transfer. In addition to the restrictions on transfer set forth in Section 7 hereof, neither this Warrant nor any portion of this Warrant may be transferred without the consent of the Company.

    Redemption.

9.1 At any time after the first year, the Company shall have the right to redeem this Warrant (the "Warrant Redemption Right") at a price of $0.10 per share of Common Stock underlying this Warrant (the "Warrant Redemption Price") in the event that the closing price of the Common Stock is at least 180% of the Warrant Price for twenty (20) out of thirty (30) consecutive trading days (the "Trading Period") ending within ten (10) trading days of the date on which notice of redemption is to be given, and that the average daily trading volume for the Trading Period is greater than 100,000 shares per day and all shares underlying this Warrant are registered pursuant to an effective registration statement and all such shares are listed on a national securities exchange.

9.2 If the foregoing conditions to the exercise of the Warrant Redemption Right are met, the Company may exercise its Warrant Redemption Right by issuing a notice of such exercise. Beginning on the first Business Day, which is thirty (30) days after such announcement, the Company shall redeem this Warrant at the Warrant Redemption Price.

10. No Rights or Liabilities as Stockholder. No Holder shall be entitled to vote or receive dividends or be deemed the holder of any shares of Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised and the shares of Common Stock purchasable upon the exercise hereof shall have become deliverable, as provided herein. The Holder will not be entitled to share in the assets of the Company in the event of a liquidation, dissolution or the winding up of the Company.

11. Notices. Any notice or other communication in connection with this Warrant shall be deemed to be given if in writing (or in the form of a facsimile) addressed as hereinafter provided and actually delivered at said address: (a) if to any Holder, at the registered address of such holder as set forth in the Warrant Register kept at the office of the Company maintained pursuant to Section 8.2(a) hereof, or (b) if to the Company, to the attention of its Chief Financial Officer at its office maintained pursuant to Section 8.2(a) hereof; provided, however, that the exercise of any Warrant shall be effective in the manner provided in Section 3 hereof.

12. Payment of Taxes. The Company will pay all documentary stamp taxes attributable to the issuance of shares of Common Stock underlying this Warrant upon exercise of this Warrant; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificate for shares of Common Stock underlying this Warrant in a name other that of the Holder. The Holder is responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving shares of Common Stock underlying this Warrant upon exercise hereof.

13. Warrant Agent. The Company shall serve as warrant agent under this Warrant. Upon thirty (30) days notice to the Holder, the Company may appoint a new warrant agent. Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or stockholders services business shall be successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder's last address as shown on the Warrant Register.

14. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the laws of the State of New York. The section headings in this Warrant are for purposes of convenience only and shall not constitute a part hereof.

IN WITNESS WHEREOF, the Company has caused this Common Stock Purchase Warrant to be duly executed as of the date first above written.

DATATEC SYSTEMS, INC.

By: _________________________

Name:

Title:

EXHIBIT A

FORM OF EXERCISE NOTICE

[To be executed only upon exercise of Warrant]

To DATATEC SYSTEMS, INC.:

(A) The undersigned registered holder of the within Warrant hereby irrevocably exercises the Warrant pursuant to Section 3.1 of the Warrant with respect to __________(1) shares of the Common Stock, at an exercise price per share of Common Stock of $____, which the holder would be entitled to receive upon the cash exercise hereof, and requests that the certificates for the shares be issued in the name of, and delivered to, whose address is:

OR

(B) The undersigned registered holder of the within Warrant hereby irrevocably exercises the Warrant pursuant to Section 3.2 of the Warrant with respect to __________(1) shares of the Common Stock, and hereby authorizes DATATEC SYSTEMS, INC. to withhold _____ shares of Common Stock having a total value of $__________, such value being determined in accordance with the terms of this Warrant, from the Shares otherwise to be received, and requests that the certificates for the shares be issued in the name of, and delivered to, whose address is:

Dated: _______________

________________________________________

Print or Type Name

________________________________________

(Signature must conform in all respects to name of holder as specified on the face of Warrant)

________________________________________

(Street Address)

________________________________________

(City) (State) (Zip Code)

_______________________

(1) Insert here the number of shares called for on the face of this Warrant (or, in the case of a partial exercise, the portion thereof as to which this Warrant is being exercised), in either case without making any adjustment of shares of Common Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions of this Warrant, may be delivered upon exercise. In the case of a partial exercise, a new Warrant or Warrants will be issued and delivered, representing the unconverted portion of the Warrant, to the holder surrendering the Warrant.

EXHIBIT B

FORM OF ASSIGNMENT

[To be executed only upon transfer of Warrant]

For value received, the undersigned registered holder of the within Warrant hereby sells, assigns and transfers unto _____________________ the right represented by the Warrant to purchase __________(1) shares of Common Stock of DATATEC SYSTEMS, INC. to which the Warrant relates, and appoints _____________________ Attorney to make such transfer on the books of DATATEC SYSTEMS, INC. maintained for the purpose, with full power of substitution in the premises.

Dated: ________________________________________

(Signature must conform in all respects

to name of holder as specified on the

face of Warrant)

________________________________________

(Street Address)

________________________________________

(City) (State) (Zip Code)

Signed in the presence of:

________________________________________

(Signature of Transferee)

________________________________________

(Street Address)

________________________________________

(City) (State) (Zip Code)

Signed in the presence of:

_______________________

(1) Insert here the number of shares called for on the face of this Warrant (or, in the case of a partial exercise, the portion thereof as to which this Warrant is being exercised), in either case without making any adjustment of shares of Common Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions of this Warrant, may be delivered upon exercise. In the case of a partial exercise, a new Warrant or Warrants will be issued and delivered, representing the unexercised portion of the Warrant, to the holder surrendering the Warrant.